                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




                        Date of Report:  December 14, 1995
                Date of earliest event reported:  December 8, 1995


                        SOUTHERN CALIFORNIA EDISON COMPANY
              (Exact name of registrant as specified in its charter)



         CALIFORNIA                      1-2313               95-1240335
(State or other jurisdiction of       (Commission          (I.R.S. employer
incorporation or organization)         file number)       identification no.)


                             2244 Walnut Grove Avenue
                                  (P.O. Box 800)
                            Rosemead, California  91770
           (Address of principal executive offices, including zip code)


                                   818-302-1212
               (Registrant's telephone number, including area code)

Item 5.  Other Events

        On December 8, 1995, California Public Utilities Commission
(CPUC) Commissioners Gregory Conlon and Henry Duque issued a new alternate proposed order on Southern California Edison
Company's (Edison) 1995 General Rate Case. This proposed alternate order, the prior alternate order proposed by Commissioner Fessler on November 21, 1995 and the
Administrative Law Judge's original proposed decision are scheduled to be considered at the CPUC's December 20 meeting, when the CPUC could accept any of these options, reject all of them or take some other action. A copy of a press release issued by Edison on December 11 describing the alternate proposed decision is filed herewith as Exhibit 20.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20               News Release -- Edison Reacts to New Proposed
                 Alternate Decision for 1995 General Rate Case

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN CALIFORNIA EDISON COMPANY


                                                KENNETH S. STEWART
                                      ----------------------------------
                                               KENNETH S. STEWART
                                            ASSISTANT GENERAL COUNSEL
                                             AND CORPORATE SECRETARY


December 14, 1995